                                                                     Exhibit 4.4


                                                                  CONFORMED COPY


                       FIRST AMENDMENT DATED 30 JULY 1998

                                       TO

                   FACILITIES AGREEMENT DATED 30 OCTOBER 1997


     THIS FIRST AMENDMENT (this "AMENDMENT") is dated 30 July 1998 and entered into by and among:

(1) CHIREX (HOLDINGS) LIMITED, a limited company organised under the laws of England with registered number 3080257 with its registered office at Dudley, Cramlington, Northumberland NE23 7QG (the "BORROWER");

(2) BANKERS TRUST INTERNATIONAL PLC and MIDLAND BANK PLC, as Joint Arrangers ("JOINT ARRANGERS");

(3)  BANKERS TRUST COMPANY, as Agent ("AGENT");

(4)  BANKERS TRUST COMPANY, as Security Agent ("SECURITY AGENT");

(5) the Lenders referred to in the Facilities Agreement, as defined below (the "LENDERS"); and

(6) for purposes of Section 5 hereof, CHIREX INC., a corporation organised under the laws of the State of Delaware with its principal office at 300 Atlantic Street, Suite 402, Stamford, CT 06901, U.S.A., CHIREX (DUDLEY) LIMITED., a limited company organised under the laws of England with registered number 857670 with its registered office at Dudley, Cramlington, Northumberland NE23 7QG, and CHIREX (ANNAN) LIMITED., a limited company organised under the laws of England with registered number 3417229 with its registered office at Dudley, Cramlington, Northumberland NE23 7QG, each as Guarantors ("GUARANTORS").


                                R E C I T A L S


     WHEREAS, the parties listed above, among others, are parties to that certain GBP 62,000,000 Facilities Agreement dated 30th October 1997 (the "FACILITIES AGREEMENT"). Capitalised terms used in this Amendment without definition shall have the same meanings herein as set forth in the Facilities Agreement;

     WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Facilities Agreement;

     NOW THEREFORE, in consideration of the premises and the agreements, provisions and covenants contained herein and the receipt of (Pounds)1, the adequacy of which is hereby acknowledged, the parties hereto agree as follows:


1.         AMENDMENTS
           ----------


1.1. CLAUSE 1.1 OF THE FACILITIES AGREEMENT IS HEREBY AMENDED BY DELETING THE WORD "AND" AT THE END OF SUB-CLAUSE (A) AND ADDING THE FOLLOWING SUB-CLAUSES (C) AND (D) AT THE END OF THE DEFINITION OF "MARGIN" THEREIN:-


                  "(c)  the Margin shall be 1.50% upon the Total Debt/EBITDA
            Ratio of ChiRex Inc. (on a consolidated basis), tested and calculated as set forth above, being equal to or greater than 3.75:1 but less than 4.25:1; and

       (d) the Margin shall be 2.00% upon the Total Debt/EBITDA Ratio of ChiRex Inc. (on a consolidated basis), tested and calculated as set forth above, being equal to or greater than 4.25:1;"

1.2. CLAUSE 7.2.1 OF THE FACILITIES AGREEMENT IS HEREBY AMENDED BY DELETING "GBP 2,500,000" IN SUBCLAUSE (B) THEREOF AND SUBSTITUTING "GBP 1,500,000" THEREFOR.


1.3. CLAUSE 13.3.4(D) OF THE FACILITIES AGREEMENT IS HEREBY AMENDED BY ADDING AT THE END THEREOF THE FOLLOWING TEXT: "; PROVIDED THAT THE OPERATING BUDGET FOR THE ACCOUNTING REFERENCE PERIOD BEGINNING 1ST JANUARY, 1999 SHALL BE DELIVERED TO THE AGENT AT LEAST 20 DAYS PRIOR TO THE BEGINNING OF SUCH ACCOUNTING REFERENCE PERIOD."



1.4. CLAUSE 13.4.1(A) OF THE FACILITIES AGREEMENT IS HEREBY AMENDED BY DELETING THE CLAUSE IN ITS ENTIRETY AND SUBSTITUTING THE FOLLOWING THEREFOR:-


       "(a) Maximum Total Debt / EBITDA Ratio
            ---------------------------------

       ChiRex Inc. shall maintain, as of the end of each Accounting Quarter to occur during the periods shown below, a Total Debt/EBITDA Ratio of not more than the maximum Total Debt/EBITDA Ratio shown below:


            PERIOD                                  MAXIMUM TOTAL DEBT/EBITDA
                                                              RATIO

1st April, 1998 to 30th June, 1998                        4.75 : 1

1st July, 1998 to 30th September, 1998                    4.75 : 1

1st October, 1998 to 31st December, 1998                  4.00 : 1

Thereafter                                                 2.5 : 1
       provided, that for the periods set forth below, the Total Debt/EBITDA
       --------
       Ratio, tested as at the end of the relevant three-month period, shall not exceed the maximum Total Debt/EBITDA Ratio shown below, for which purpose, notwithstanding the other provisions of this Agreement, EBITDA shall be calculated in accordance with Clause 13.4.1(c):-



           Period                                    MAXIMUM TOTAL DEBT/EBITDA
                                                               RATIO

1st May, 1998 to 31st July, 1998                            4:75 : 1

1st June, 1998 to 31st August, 1998                         4.75 : 1

1st August, 1998 to 31st October, 1998                      4.75 : 1

1st September, 1998 to 30th November, 1998                  4.75 : 1"


1.5. CLAUSE 13.4.1(C) OF THE FACILITIES AGREEMENT IS HEREBY AMENDED BY DELETING "THIS CLAUSE 13.4.1" IN THE FIRST LINE AND SUBSTITUTING "CLAUSES 13.4.1(A) AND 13.4.1(B)" THEREFOR.


1.6. CLAUSE 13.4.1 OF THE FACILITIES AGREEMENT IS HEREBY AMENDED BY ADDING THE FOLLOWING SUB-CLAUSE (D) AT THE END THEREOF:-


       "(d) Minimum EBITDA
            --------------

            ChiRex Inc. shall maintain, for each Accounting Quarter to occur during the periods shown below, minimum EBITDA of not less than the minimum EBITDA shown below:


               PERIOD                                          Minimum EBITDA

1st July, 1998 to 30th September, 1998                           $ 5,000,000

1st October, 1998 to 31st December, 1998                         $6,500,000"


1.7. CLAUSE 13.4.2 OF THE FACILITIES AGREEMENT IS HEREBY AMENDED BY DELETING CLAUSE (A) THEREOF IN ITS ENTIRETY AND SUBSTITUTING THE FOLLOWING THEREFOR:-


       "(a) Before the Achievement Date only, ChiRex Inc. shall procure that the Capital Expenditures (determined in accordance with Approved

            Accounting Principles) of the ChiRex Group in each Accounting Reference Period ending after the date of this Agreement do not exceed (i) for the Accounting Reference Period ending on 31st December, 1998, the sum of USD 33,700,000 plus the amount of
                                                      ----
            capitalised interest attributable to the members of the ChiRex Group in that Accounting Reference Period and less the amount (being not
                                                    ----
            less than USD 5,900,000) received in cash as reimbursement from customers of the ChiRex Group for certain Capital Expenditures, and
            (ii) for the Accounting Reference Period ending on 31st December, 1999 and each Accounting Reference Period thereafter, the sum of (x) the amount set forth for the relevant Accounting Reference Period in the Business Plan plus (y) an amount which, when added to any other
                              ----
            Restricted Payments, does not exceed in aggregate the Available Amount; provided that for any Accounting Reference Period of less than twelve months, the permitted amount of Capital Expenditures shall be pro-rated accordingly."

2.         REPRESENTATIONS AND WARRANTIES
           ------------------------------


       Each of the Borrower and the Guarantors hereby represents and warrants to the Agent and the Lenders that:

2.1. AS OF THE DATE HEREOF, THERE EXISTS NO EVENT OF DEFAULT OR POTENTIAL EVENT OF DEFAULT UNDER THE FACILITIES AGREEMENT, AND AFTER GIVING EFFECT TO THIS AMENDMENT, THERE WILL EXIST NO EVENT OF DEFAULT OR POTENTIAL EVENT OF DEFAULT UNDER THE FACILITIES AGREEMENT;


2.2. ALL REPRESENTATIONS AND WARRANTIES CONTAINED IN THE FACILITIES AGREEMENT AND THE OTHER FINANCE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE IN ALL MATERIAL RESPECTS ON AND AS OF THE DATE HEREOF EXCEPT TO THE EXTENT SUCH REPRESENTATIONS AND WARRANTIES SPECIFICALLY RELATE TO AN EARLIER DATE, IN WHICH CASE THEY WERE TRUE, CORRECT AND COMPLETE IN ALL MATERIAL RESPECTS ON AND AS OF SUCH EARLIER DATE;


2.3. AS OF THE DATE HEREOF, THE BORROWER HAS PERFORMED ALL AGREEMENTS TO BE PERFORMED ON ITS PART AS SET FORTH IN THE FACILITIES AGREEMENT;


2.4. IT IS DULY ORGANISED AND VALIDLY EXISTING UNDER THE LAWS OF THE JURISDICTION OF ITS ORGANISATION, AND HAS ALL NECESSARY POWER AND AUTHORITY TO EXECUTE AND DELIVER THIS AMENDMENT AND TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY;


2.5. NEITHER THE EXECUTION AND DELIVERY OF THIS AMENDMENT, NOR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, VIOLATES (I) ANY LAW, REGULATION, DECREE OR OTHER LEGAL RESTRICTION APPLICABLE TO IT, (II) ITS CHARTER, BY-LAWS OR OTHER CONSTITUTIONAL DOCUMENTS OR (III)

ANY INSTRUMENT OR AGREEMENT TO WHICH IT OR ANY OF ITS ASSETS IS SUBJECT OR BY WHICH IT IS BOUND;


2.6. THERE IS NO LEGAL REQUIREMENT OF ANY GOVERNMENTAL AUTHORITY (INCLUDING ANY REQUIREMENT TO MAKE ANY DECLARATION, FILING OR REGISTRATION OR TO OBTAIN ANY CONSENT, APPROVAL, LICENSE OR ORDER) WHICH IS NECESSARY TO BE MET BY IT IN CONNECTION WITH ITS EXECUTION, DELIVERY OR PERFORMANCE OF THIS AMENDMENT; AND


2.7. THIS AMENDMENT HAS BEEN DULY AUTHORISED, EXECUTED AND DELIVERED ON ITS BEHALF AND THE FACILITIES AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER FINANCE DOCUMENTS TO WHICH IT IS A PARTY CONSTITUTE ITS LEGAL, VALID AND BINDING OBLIGATION, ENFORCEABLE AGAINST IT IN ACCORDANCE WITH THEIR TERMS, EXCEPT AS LIMITED BY THE RESERVATIONS.


3.     COUNTERPARTS; EFFECTIVENESS


3.1. THIS AMENDMENT MAY BE EXECUTED IN ANY NUMBER OF COUNTERPARTS AND BY DIFFERENT PARTIES HERETO IN SEPARATE COUNTERPARTS, EACH OF WHICH WHEN SO EXECUTED AND DELIVERED SHALL BE DEEMED AN ORIGINAL, BUT ALL SUCH COUNTERPARTS TOGETHER SHALL CONSTITUTE BUT ONE AND THE SAME INSTRUMENT; SIGNATURE PAGES MAY BE DETACHED FROM MULTIPLE SEPARATE COUNTERPARTS AND ATTACHED TO A SINGLE COUNTERPART SO THAT ALL SIGNATURE PAGES ARE PHYSICALLY ATTACHED TO THE SAME DOCUMENT.


3.2. THIS AMENDMENT SHALL BECOME EFFECTIVE ON THE DATE (THE "First Amendment Effective Date") when the conditions have been satisfied that (i) each of the Borrower, the Guarantors, the Agent, the Security Agent and the Majority Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent, (ii) the Borrower shall have paid to the Agent for the account of each Lender an amendment fee equal to 0.25% of the Facility Amount and (iii) the Borrower shall have delivered to the Agent favorable opinions of Cravath, Swaine & Moore, U.S. legal advisers to the ChiRex Group, and Dibb Lupton Alsop, English legal advisers to the ChiRex Group, in each case addressed to the Agent and the Lenders, dated the effective date of this Amendment and in form and substance satisfactory to the Agent.


3.3. ON AND AFTER THE FIRST AMENDMENT EFFECTIVE DATE, EACH REFERENCE IN THE FACILITIES AGREEMENT TO "THIS AGREEMENT", "HEREUNDER", "HEREOF", "HEREIN" OR WORDS OF LIKE IMPORT REFERRING TO THE FACILITIES AGREEMENT, AND EACH REFERENCE IN THE OTHER FINANCE DOCUMENTS TO THE "FACILITIES AGREEMENT", "THEREUNDER", "THEREOF" OR WORDS OF LIKE IMPORT REFERRING TO THE FACILITIES AGREEMENT SHALL MEAN AND BE A REFERENCE TO THE FACILITIES AGREEMENT AS AMENDED BY THIS AMENDMENT.

3.4. THIS AMENDMENT IS LIMITED AS SPECIFIED AND SHALL NOT CONSTITUTE A MODIFICATION, ACCEPTANCE OR WAIVER OF ANY OTHER PROVISION OF THE FACILITIES AGREEMENT, ANY PROVISION OF ANY OTHER FINANCE DOCUMENT OR ANY RIGHT, POWER OR REMEDY OF THE AGENT OR ANY LENDER UNDER THE FACILITIES AGREEMENT OR ANY OTHER FINANCE DOCUMENT. EXCEPT AS SPECIFICALLY AMENDED OR WAIVED BY THIS AMENDMENT, THE FACILITIES AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT AND IS HEREBY RATIFIED AND CONFIRMED.


3.5. CLAUSE HEADINGS IN THIS AMENDMENT ARE INCLUDED HEREIN FOR CONVENIENCE OF REFERENCE ONLY AND SHALL NOT CONSTITUTE A PART OF THIS AMENDMENT FOR ANY OTHER PURPOSE OR BE GIVEN ANY SUBSTANTIVE EFFECT.


4.     GOVERNING LAW; JURISDICTION


4.1. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF ENGLAND.


4.2. EACH GUARANTOR AND BORROWER HEREBY RATIFIES AND CONFIRMS THE APPLICATION OF THE PROVISIONS OF CLAUSE 30 OF THE FACILITIES AGREEMENT TO THIS AMENDMENT.


5.     ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS


       Each of the Guarantors hereby acknowledges that it has read this Amendment and consents to the terms thereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor under its respective Guarantee shall not be impaired or affected and such Guarantee is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

[Remainder of page intentionally left blank.]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


CHIREX (HOLDINGS) LIMITED, in its capacity as the Borrower


By: /s/ MICHAEL GRIFFITHS
    ---------------------

Print Name: MICHAEL GRIFFITHS
            -----------------

Title: DIRECTOR
       --------


CHIREX INC., in its capacity as a Guarantor


By: /s/ MICHAEL GRIFFITHS
    ---------------------

Print Name: MICHAEL GRIFFITHS
            -----------------

Title: CFO, CO-CEO, DIRECTORS
       ----------------------


CHIREX (DUDLEY) LIMITED, in its capacity as a Guarantor


By: /s/ MICHAEL GRIFFITHS
    ---------------------

Print Name: MICHAEL GRIFFITHS
            -----------------

Title: DIRECTOR
       --------


CHIREX (ANNAN) LIMITED, in its capacity as a Guarantor


By: /s/ MICHAEL GRIFFITHS
    ---------------------

Print Name: MICHAEL GRIFFITHS
            -----------------

Title: DIRECTOR
       --------

BANKERS TRUST INTERNATIONAL PLC, in its capacity as a Joint Arranger


By: /s/ STEPHEN ROBERTSON
    ---------------------

Print Name: STEPHEN ROBERTSON
           ------------------

Title: DIRECTOR
       --------


MIDLAND BANK PLC, in its capacity as a Joint Arranger and a Lender


By: /s/ GRAHAM CRADDOCK
    -------------------

Print Name: GRAHAM CRADDOCK
           ----------------

Title: AREA MANAGER
      -------------


BANKERS TRUST COMPANY, in its capacities as a Lender, Agent and Security Agent


By: /s/ BARRY JEFFERIES
    -------------------

Print Name: BARRY JEFFERIES
           ----------------

Title: VICE PRESIDENT
       --------------


BANK OF IRELAND, in its capacity as a Lender


By: _______________________________

Print Name: _______________________

Title: _____________________________

BANQUE ET CAISSE D'EPARGNE DE L'ETAT, in its capacity as a Lender


By: /s/ JOHN DHUR
    -------------

Print Name: JOHN DHUR
           ----------

Title: SOUS-DIRECTAUR
      ---------------


By: /s/ JEAN-PIERRE THEIN
    ---------------------

Print Name: JENA-PIERRE THEIN
           ------------------

Title: ATTACHE DE DIRECTION 1ER EN RANG
      ---------------------------------


DE NATIONALE INVESTERINGSBANK N.V., in its capacity as a Lender


By: /s/ TIM A CROSSLEY
    ------------------

Print Name: TIM A CROSSLEY
           ---------------

Title: SENIOR MANAGER
      ---------------


By: /s/ BAS VAN DER VEGTE
    ---------------------

Print Name: BAS VAN DER VEGTE
           ------------------

Title: GENERAL MANAGER
      ----------------


IKB DEUTSCHE INDUSTRIEBANK AG, in its capacity as a Lender

By: /s/ E. BRECHT
    -------------

Print Name: E. BRECHT
           ----------

Title: DIRECTOR
      ---------


By: /s/ MANFRED ZINWAY
    ------------------

Print Name: MANFRED ZINWAY
           ---------------

Title: DIRECTOR
      ---------
AIB CAPITAL MARKETS PLC, in its capacity as a Lender

By: _______________________________

Print Name: _______________________

Title: _____________________________


MITSUBISHI TRUST & BANKING CORPORATION, in its capacity as a Lender


By: /s/ EILEEN LEYDEN
    -----------------

Print Name: EILEEN LEYDEN
           --------------

Title: CHIEF MANAGER
      --------------


COMPAGNIE FINANCIERE DE CIC ET DE L'UNION EUROPEENNE, in its capacity as a
Lender


By: /s/ T. D. PRESTWICH
    -------------------

Print Name: T. D. PRESTWICH
           ----------------

Title: RELATIONSHIP MANAGER
      ---------------------


By: /s/ J. DUNTON
    -------------

Print Name: J. DUNTON
           ----------

Title: RELATIONSHIP MANAGER
      ---------------------


NATIONAL WESTMINSTER BANK PLC, in its capacity as a Lender


By: _______________________________

Print Name: _______________________

                      Title: _____________________________